Filed Pursuant to Rule 497(e)
1933 Act File No. 333-215588
1940 Act File No. 811-23226
21Shares 2x Long Dogecoin ETF (TXXD)
21Shares 2x Long Sui ETF (TXXS)
Each, a series of Listed Funds Trust

Supplement dated December 10, 2025
to the Statement of Additional Information (the “SAI”)
dated November 18, 2025

Effective December 15, 2025, the second paragraph in the “Procedures for Purchase of Creation Units” section beginning on page 35 of the SAI is hereby deleted and replaced with the following:

All orders to purchase Shares directly from the Fund, including custom orders, must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. With respect to the Fund, the order cut-off time for orders to purchase Creation Units is 2:00 p.m. Eastern Time. Such time may be modified by the Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

Effective December 15, 2025, the first paragraph in the “Procedures for Redemption of Creation Units” section on page 40 of the SAI is hereby deleted and replaced with the following:

Orders to redeem Creation Units of the Fund must be submitted in proper form to the Transfer Agent prior to 2:00 p.m. Eastern time. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

Please retain this Supplement with your SAI for future reference.